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[logo]



Pioneer Europe Fund

SEMIANNUAL REPORT 4/30/00

 Table of Contents
--------------------------------------------------------------------------------

 Letter from the Chairman                           1
 Portfolio Summary                                  2
 Performance Update                                 3
 Portfolio Management Discussion                    7
 Schedule of Investments                           10
 Financial Statements                              16
 Notes to Financial Statements                     24
 Trustees, Officers and Service Providers          30
 The Pioneer Family of Mutual Funds                31
 Retirement Plans From Pioneer                     32
 Programs and Services for Pioneer Shareowners     34

Pioneer Europe Fund

LETTER FROM THE CHAIRMAN 4/30/00

Dear Shareowner,
--------------------------------------------------------------------------------

As you may know, on May 15, 2000 The Pioneer Group, Inc. and UniCredito Italiano Group announced an agreement under which UniCredito is expected to purchase all of the outstanding stock of Pioneer Group. UniCredito is Italy's second largest banking group and has over $150 billion in assets. We are pleased to be joining with UniCredito not only because of its reputation and breadth, but also because of the similar business strategies shared by the two companies. UniCredito employs many of the same investment philosophies that Pioneer has believed in for over 70 years. In the meantime, your mutual fund will be managed by the same portfolio management team, which is overseen by a Board of Trustees. In addition, the union with UniCredito will give Pioneer Investment Management, your fund's investment adviser, access to greater resources, enabling us to strengthen and support our money management efforts for all Pioneer shareowners.

We expect that the transition resulting from the acquisition will not have a direct impact on fund shareowners. At Pioneer we always strive to provide our shareowners with exemplary customer service and a diverse product line. Going forward, we will continue to work as hard as we can to ensure that our investors' needs are met and that you are satisfied in any dealings you have with Pioneer.

Soon you will receive a letter and a proxy statement that will contain more information about the transaction along with information about a special shareholder meeting. We are excited about the acquisition(which is subject to regulatory approval)and hope you are as well. I feel confident about prospects for the days ahead and I truly believe that Pioneer Group has entered into a relationship that will be beneficial to you.

Please read this report closely, particularly the Portfolio Manager Discussion with Patrick Smith. The Q&A in this section gives you the opportunity to read about your Fund and its performance over the period covered in the report. If you have questions, please contact your investment professional or call Pioneer at 1-800-225-6292. You can also visit our web site at www.pioneerfunds.com for more information.

Respectfully,

/s/ John F. Cogan, Jr.

John F. Cogan, Jr.
Chairman and President

Pioneer Europe Fund

PORTFOLIO SUMMARY 4/30/00

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


[pie chart]
International Common Stocks        94.0%
Short-Term Cash Equivalents         2.2%
U.S. Common Stocks                  1.9%
International Preferred Stocks      1.6%
Depositary Receipts for
 International Stocks               0.3%


Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[bar chart]
United Kingdom      24.2%
France              16.1%
Germany             10.6%
Switzerland          9.6%
Netherlands          7.9%
Italy                7.7%
Finland              7.5%
Sweden               6.0%
Spain                5.0%
United States        3.0%
Norway               1.8%
Portugal             0.6%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

  1.    Nokia Oyj                                       5.10%
  2.    Vodafone AirTouch Plc                           4.94
  3.    Dassault Systemes SA                            2.57
  4.    TelefonaktieBolaget LM Ericsson AB (B Shares)   2.34
  5.    Banca Fideuram SpA                              2.18
  6.    Banca Popolare di Brescia                       2.15
  7.    Telefonica SA                                   2.05
  8.    Siemens AG                                      1.95
  9.    British Telecom Plc                             1.90
 10.    Publigroupe SA                                  1.90

Fund holdings will vary for other periods.

Pioneer Europe Fund

PERFORMANCE UPDATE 4/30/00                             CLASS A SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        4/30/00     10/31/99
                 $38.26      $31.71


Distributions per Share   Income      Short-Term      Long-Term
(10/31/99 - 4/30/00)      Dividends   Capital Gains   Capital Gains
                          $0.002           -          $1.111

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Europe Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.


Average Annual Total Returns
(As of April 30, 2000)

              Net Asset    Public Offering
Period          Value          Price*
Life of Fund
(4/2/91)        15.82%       15.06%
5 Years         21.32        19.89
1 Year          28.99        21.58

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.


Growth of $10,000+

[mountain chart]

        Pioneer Europe Fund*               MSCI Europe Index
4/91          9425                               10000
              9524                               10353
4/92         10320                               11139
              9194                               10159
             10265                               11308
             11353                               12766
4/94         12423                               13775
             13159                               14201
             13568                               15051
             15148                               16078
4/96         16448                               17450
             17845                               18885
             19974                               21107
             22894                               23793
4/98         30209                               30709
             26215                               29280
             27649                               32445
             28577                               32948
4/00         35664                               35687

[End Mountain Chart]
+ Index comparison begins April 30, 1991. The Morgan Stanley Capital
  International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far
  East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Europe Fund

PERFORMANCE UPDATE 4/30/00                             CLASS B SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        4/30/00     10/31/99
                 $36.46      $30.38


Distributions per Share   Income      Short-Term      Long-Term
(10/31/99 - 4/30/00)      Dividends   Capital Gains   Capital Gains
                              -             -         $1.111

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Europe Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.


Average Annual Total Returns
(As of April 30, 2000)

                  If          If
Period           Held      Redeemed*
Life of Fund
(4/4/94)        18.95%       18.95%
5 Years         20.36        20.26
1 Year          27.94        23.94

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.


Growth of $10,000+

[mountain chart]

        Pioneer Europe Fund*               MSCI Europe Index
4/94            10000                            10000
                10539                            10309
4/95            10838                            10926
                12060                            11672
4/96            13048                            12668
                14089                            13709
4/97            15707                            15323
                17943                            17272
4/98            23571                            22293
                20367                            21256
4/99            21398                            23554
                22021                            23919
4/00            27376                            25907

[End Mountain Chart]
+ Index comparison begins April 30, 1994. The Morgan Stanley Capital
  International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far
  East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Europe Fund

PERFORMANCE UPDATE 4/30/00                             CLASS C SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        4/30/00     10/31/99
                 $36.31      $30.27


Distributions per Share   Income      Short-Term      Long-Term
(10/31/99 - 4/30/00)      Dividends   Capital Gains   Capital Gains
                              -             -         $1.111

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Europe Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.


Average Annual Total Returns
(As of April 30, 2000)

                  If          If
Period           Held      Redeemed*
Life of Fund
(1/31/96)       20.64%       20.64%
1 Year          27.99        27.99


* Assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to investments sold within one year of purchase.

Growth of $10,000

[mountain chart]

        Pioneer Europe Fund*               MSCI Europe Index
1/96             10000                            10000
                 10542                            10378
                 10678                            10441
10/96            11391                            11232
                 12505                            12063
                 12705                            12553
                 14226                            14389
10/97            14520                            14151
                 15559                            15513
                 19095                            18264
                 19567                            19213
10/98            16509                            17414
                 17850                            19020
                 17343                            19297
                 17036                            18855
10/99            17862                            19596
                 21391                            20608
4/00             22198                            21225

[End Mountain Chart]
The Morgan Stanley Capital International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Europe Fund

PERFORMANCE UPDATE 4/30/00                             CLASS Y SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        4/30/00     10/31/99
                 $38.70      $31.97


Distributions per Share   Income      Short-Term      Long-Term
(10/31/99 - 4/30/00)      Dividends   Capital Gains   Capital Gains
                          $0.002           -          $1.111

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Europe Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.


Average Annual Total Returns*
(As of April 30, 2000)

                  If          If
Period           Held      Redeemed
Life of Fund
(7/2/98)         9.69%       9.69%
1 Year          29.76       29.76%

* Assumes reinvestment of distributions.

Growth of $10,000+

[mountain chart]

        Pioneer Europe Fund*               MSCI Europe Index
7/98             10000                            10000
                  8436                             8742
                  7822                             8392
10/98             8458                             9064
                  8778                             9546
                  9133                             9963
                  9173                             9899
                  8733                             9648
                  8744                             9753
4/99              8942                            10044
                  8646                             9562
                  8776                             9723
                  8814                             9814
                  8907                             9914
                  8892                             9837
10/99             9269                            10199
                  9941                            10475
                 11494                            11548
                 11143                            10726
                 13041                            11285
                 12660                            11557
4/00             11602                            11047

[End Mountain Chart]
+ Index comparison begins July 31, 1998. The Morgan Stanley Capital
  International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far
  East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Europe Fund

PORTFOLIO MANAGEMENT DISCUSSION 4/30/00

Driven primarily by technology, media and telecommunications stocks, your Fund delivered strong results for the six months ended April 30, 2000. A storm of investor fears made for choppy seas in the later weeks of the period, but the Fund's considerable headway in the early months enabled it to post stellar gains. In the following discussion, portfolio manager Patrick M. Smith discusses the factors that influenced your Fund's performance.

Q: Did the spring correction in technology, media and telecommunications stocks have much of an impact on the Fund's performance?

A: The sharp sell-off in these sectors, which began in mid-March, did erode some of the gains achieved up to that point. However, the correction, which was brought on by investors' concerns about lofty valuations and profit expectations, only dimmed what was ultimately a very successful six-month period.

    Financial stocks, another significant area of investment for your Fund, succumbed to the pressure of rising interest rates. However, our decision to entirely avoid the retail, automobile, steel and paper sectors allowed the Fund to completely sidestep these poorly performing industries.

    The impact of these crosscurrents was overwhelmingly positive. Class A, B and C shares delivered returns of 24.80%, 24.32% and 24.27%, respectively, at net asset value - surpassing the 8.31% return for the Morgan Stanley Capital International (MSCI) Europe Index for the six months ended April 30, 2000. The Fund's performance also exceeded the 21.51% average return for the 161 European regional funds tracked by Lipper, Inc. (Lipper is an independent firm that tracks mutual fund performance.)

Q: Will technology, media and telecommunications investments continue to play a dominant role in the Fund's strategy?

A: There is no question in my mind. The pivotal role of technology, media and telecommunications investments cannot be understated. Despite the recent correction in prices, the computer hardware and software, telecommunications equipment, media and telecommunications services sectors, as measured by the Bloomberg European 500 Index, climbed 60%, 90%, 70% and 30%, respectively, for the six months ended April 30, 2000.

Pioneer Europe Fund

PORTFOLIO MANAGEMENT DISCUSSION 4/30/00                            (continued)

    We are in the midst of a technological renaissance, and we believe prospects for tomorrow are just as bright as they are today. Yes, technology stocks by their very nature can experience wide price swings. However, in our estimation, the long-term benefits far outweigh any short-term volatility. We'll proceed cautiously but generally view the pull-back in stock prices as an opportunity to add to existing positions.

Q:  Which companies are most attractive in these sectors?

A: Opportunities abound; however, we are very excited about the communications sector - both wireless and traditional fixed-wire. Fund holdings Telecom Italia Mobile, Sonera Group (Finland) and Libertel (Netherlands) are recognized cellular network carriers with a significant share in their respective markets. Another holding, Vodafone AirTouch (UK), is the world's leading mobile communications company offering voice, messaging, paging and data services. The company recently announced the renaming of its coast to coast service to Verizon. In addition to Bell Atlantic in the United States it also holds stakes in wireless carriers in 23 countries. While we are still quite positive about prospects for the company, its stock has dropped in recent months as it absorbs the cost of its purchase of German-based Mannesmann and new licensing fees for next-generation technology.

    In the equipment industry, wireless technology leaders Nokia (Finland) and TelefonaktieBolaget LM Ericsson (Sweden) equally climbed 123% in U.S. dollars for the period. These two companies, which rank among the Fund's largest holdings, have strong market share and are well on their way in the development of next-generation cellular hardware designed to transmit data across the wireless platform.

    We are also emphasizing fixed-wire companies that are focused on high-bandwidth data transmission. Colt Telecom Group (UK) and Equant (France), both newly acquired during the period, and Global Telesystems Group (a U.S.-based company that derives 100% of its revenues from Europe) are telephone operators helping businesses speed the flow of information across the Internet.

Pioneer Europe Fund

Q:  Is software still a big theme for the Fund?

A: Yes. With Y2K concerns behind them, software companies offer bright promise as companies big and small retool for Internet business. Companies providing software and information-technology services should profit from increased corporate spending on technology and the increasing motivation to outsource important services. Several Fund holdings are well positioned to benefit from this opportunity. Framtidsfabriken (Sweden) and TJ Group (Finland) offer the expertise to help build web sites on the Internet. Intershop Communications (Germany) and Brokat Infosystems (Germany) provide e-commerce software.

Q:  Within the financial sector, did asset managers fare better than banks?

A: Yes, asset mangers did very well during the six months - helped in large part by the success of the region's rising stock markets. Fund holdings Banca Fideuram (Italy) and Marschillek Lautenschlaeger und Patner (Germany) delivered triple digit returns. These stunning results helped to stem the deleterious effect of rising interest rates on banking institutions. Lloyds TSB Group (UK), Royal Bank of Scotland, Zurich Allied (Switzerland) and Fortis (Netherlands) turned in negative performance for the six months.

Q:  What is your outlook?

A: Weaker-than-expected growth, political turmoil in Italy and the tensions between Austria and the European Union all took a toll on investor confidence in the euro during the reporting period. However, inflation remains under control, despite rising oil prices and the weaker euro. The European Central Bank's preemptive efforts to raise interest rates should help to strengthen the currency and dispel any inflationary tendencies in the region's economy. Overall, we're optimistic about Europe's economic growth potential and fully anticipate steady improvement, which would ultimately improve investors' outlook and invite more investment in the region's stock markets. Investors should keep in mind that investing in non-U.S. securities involves special risks, including, but not limited to, currency fluctuations and social and economic instability.

Pioneer Europe Fund

SCHEDULE OF INVESTMENTS 4/30/00 (unaudited)


   Shares                                                            Value
               INVESTMENT IN SECURITIES - 97.8%
               PREFERRED STOCK - 1.6%
   16,000      Sap AG                                         $  9,440,606
                                                              ------------
               Total Preferred Stock
               (Cost $5,770,702)                              $  9,440,606
                                                              ------------
               COMMON STOCKS - 96.2%
               Basic Materials - 1.5%
               Chemicals (Diversified) - 1.5%
  157,846      Aventis SA*                                    $  8,717,504
                                                              ------------
               Total Basic Materials                          $  8,717,504
                                                              ------------
               Capital Goods - 3.3%
               Machinery (Diversified) - 2.0%
1,568,000      Invensys Plc                                   $  7,570,691
   63,701      Sidel SA (Bearer Shares)                          3,987,536
                                                              ------------
                                                              $ 11,558,227
                                                              ------------
               Manufacturing (Specialized) - 1.3%
1,200,000      Pirelli SpA                                    $  2,876,946
  227,300      Tomra Systems ASA                                 4,700,744
                                                              ------------
                                                              $  7,577,690
                                                              ------------
               Total Capital Goods                            $ 19,135,917
                                                              ------------
               Communication Services - 16.8%
               Cellular/Wireless Telecommunications - 6.9%
  154,400      Libertel NV*                                   $  2,711,281
  130,000      Sonera Group Plc                                  7,179,628
  570,000      Telecom Italia Mobile SpA                         2,245,601
6,156,487      Vodafone AirTouch Plc                            28,190,842
                                                              ------------
                                                              $ 40,327,352
                                                              ------------
               Telecommunications (Long Distance) - 1.7%
  174,650      Colt Telecom Group Plc*                        $  7,766,091
   45,900      KPNQwest NV*                                      1,908,529
                                                              ------------
                                                              $  9,674,620
                                                              ------------
               Telephone - 8.2%
  606,904      British Telecom Plc                            $ 10,870,402
  606,700      Global Telesystems Group, Inc.*                   8,835,069
  100,000      Koninklijke KPN NV                               10,085,690
    8,000      Swisscom AG (Registered)                          2,823,147

10    The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

   Shares                                                               Value
              Telephone - (continued)
  400,000     Telecom Italia Mobile SpA                           $ 3,821,371
  524,687     Telefonica SA*                                       11,686,423
                                                                  -----------
                                                                  $48,122,102
                                                                  -----------
              Total Communication Services                        $98,124,074
                                                                  -----------
              Consumer Cyclicals - 4.6%
              Services (Advertising/Marketing) - 1.9%
   14,036     Publigroupe SA                                      $10,835,150
                                                                  -----------
              Services (Commercial & Consumer) - 2.7%
    1,206     Kuoni Reisen Holding AG (Series B) (Registered)     $ 5,228,870
  141,700     TNT Post Group NV                                     3,094,219
   76,454     Vivendi                                               7,568,311
                                                                  -----------
                                                                  $15,891,400
                                                                  -----------
              Total Consumer Cyclicals                            $26,726,550
                                                                  -----------
              Consumer Staples - 7.8%
              Broadcasting (Television/Radio/Cable) - 3.1%
   35,000     Canal Plus                                          $ 6,751,089
   11,650     NDS Group Plc (A.D.R.)*                                 658,225
   45,300     PT Multimedia Servicos*                               3,163,345
   70,000     Sogecable*                                            2,964,747
  132,600     United Pan-Europe Communications NV*                  4,829,464
                                                                  -----------
                                                                  $18,366,870
                                                                  -----------
              Entertainment - 1.2%
  210,000     Pearson Plc                                         $ 7,107,335
                                                                  -----------
              Foods - 0.6%
   16,000     Groupe Danone                                       $ 3,501,104
                                                                  -----------
              Restaurants - 1.0%
  420,400     Compass Group Plc                                   $ 6,056,646
                                                                  -----------
              Retail Stores (Food Chains) - 0.7%
   60,000     Carrefour Supermarch SA                             $ 3,908,717
                                                                  -----------
              Services (Employment) - 1.2%
    8,129     Adecco SA                                           $ 6,676,263
                                                                  -----------
              Total Consumer Staples                              $45,616,935
                                                                  -----------
              Energy - 4.1%
              Oil (International Integrated) - 1.7%
1,200,000     Shell Transport & Trading Co.                       $ 9,835,606
                                                                  -----------

The accompanying notes are an integral part of these financial statements.   11

Pioneer Europe Fund

SCHEDULE OF INVESTMENTS 4/30/00 (unaudited)                        (continued)


   Shares                                                          Value
              Oil & Gas (Refining & Marketing) - 2.4%
 725,000      ENI SpA                                       $  3,608,239
  69,148      Total Fina Elf SA                               10,500,400
                                                            ------------
                                                            $ 14,108,639
                                                            ------------
              Total Energy                                  $ 23,944,245
                                                            ------------
              Financial - 20.2%
              Banks (Major Regional) - 7.5%
 835,000      Banca Fideuram SpA                            $ 12,459,489
 535,760      Banca Popolare di Brescia                       12,282,978
 135,000      Banco Santander Central Hispano SA               5,591,182
   2,900      Deutsche Pfandbriefbank AG                       3,035,042
  29,520      Julius Baer Holding AG                          10,149,748
                                                            ------------
                                                            $ 43,518,439
                                                            ------------
              Banks (Money Center) - 2.8%
 900,000      Lloyds TSB Group Plc                          $  8,788,967
 498,100      Royal Bank of Scotland Group                     7,773,418
                                                            ------------
                                                            $ 16,562,385
                                                            ------------
              Financial (Diversified) - 2.9%
 240,900      Fortis NV                                     $  6,062,600
  16,300      Marschillek Lautenschlaeger Und Patner AG        2,508,002
  37,000      Lagardere SCA                                    8,631,385
                                                            ------------
                                                            $ 17,201,987
                                                            ------------
              Insurance (Life/Health) - 1.9%
 395,000      Mediolanum SpA                                $  6,558,883
 280,000      Prudential Corp. Plc                             4,356,636
                                                            ------------
                                                            $ 10,915,519
                                                            ------------
              Insurance (Multi-Line) - 1.6%
  38,000      Axa SA                                        $  5,639,070
   8,000      Zurich Allied AG                                 3,403,563
                                                            ------------
                                                            $  9,042,633
                                                            ------------
              Insurance (Property/Casualty) - 1.5%
 179,900      Skandia Forsakrings AB                        $  8,619,287
                                                            ------------
              Investment Banking/Brokerage - 0.4%
  22,700      Consors Discount Broker AG*                   $  2,540,393
                                                            ------------
              Investment Management - 1.6%
 635,000      Amvescap Plc                                  $  9,296,711
                                                            ------------
              Total Financial                               $117,697,354
                                                            ------------

12    The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

   Shares                                                               Value
               Healthcare - 9.5%
               Biotechnology - 1.8%
   51,935      Celltech Chiroscience Plc*                         $   857,420
   67,000      Qiagen NV*                                           9,686,539
                                                                  -----------
                                                                  $10,543,959
                                                                  -----------
               Healthcare (Drugs/Major Pharmaceuticals) - 6.0%
  300,000      Glaxo Wellcome Plc                                 $ 9,274,906
    4,700      Novartis AG                                          6,571,652
      900      Roche Holdings AG                                    9,407,975
  710,000      Smithkline Beecham Plc                               9,731,254
                                                                  -----------
                                                                  $34,985,787
                                                                  -----------
               Healthcare (Medical Products/Supplies) - 1.7%
1,451,980      Biora AB+*                                         $ 8,756,636
  133,000      Biora AB (A.D.R.)+*                                  1,363,250
                                                                  -----------
                                                                  $10,119,886
                                                                  -----------
               Total Healthcare                                   $55,649,632
                                                                  -----------
               Technology - 27.0%
               Communications Equipment - 8.1%
   20,400      Alcatel SA                                         $ 4,733,041
  508,000      Nokia Oyj                                           29,118,846
  150,000      TelefonaktieBolaget LM Ericsson AB (B Shares)       13,351,575
                                                                  -----------
                                                                  $47,203,462
                                                                  -----------
               Computers (Hardware) - 0.6%
   40,000      JumPtec Industrielle Computertechnik AG*           $ 3,803,174
                                                                  -----------
               Computers (Networking) - 2.2%
   79,580      Equant NV*                                         $ 6,165,361
   14,700      Intershop Communications AG*                         6,533,589
                                                                  -----------
                                                                  $12,698,950
                                                                  -----------
               Computers (Software & Services) - 9.5%
   66,850      Autonomy Corporation Plc*                          $ 8,891,050
   54,450      Brokat Infosystems AG*                               6,638,540
   25,000      Cap Gemini SA                                        4,913,191
  190,591      Dassault Systemes SA                                14,670,424
  144,000      Framtidsfabriken AB*                                 2,364,083
   17,050      GFT Technologies AG*                                 2,714,766
   60,000      Lernout & Hauspie Speech RPO*                        5,805,000
   70,000      Ser System AG                                        2,936,087

The accompanying notes are an integral part of these financial statements.   13

Pioneer Europe Fund

SCHEDULE OF INVESTMENTS 4/30/00 (unaudited)                        (continued)


  Shares                                                              Value
              Computers (Software & Services) - (continued)
  85,000      Tietonator Corp. (B Shares)*                     $  4,033,139
 355,400      TJ Group Oyj*                                       2,328,197
                                                               ------------
                                                               $ 55,294,477
                                                               ------------
              Electronics (Component Distributors) - 2.2%
 100,000      NXT Plc*                                         $  1,837,849
  75,000      Siemens AG                                         11,122,919
                                                               ------------
                                                               $ 12,960,768
                                                               ------------
              Electronics (Semiconductors) - 1.4%
  42,900      Infineon Technologies AG*                        $  2,956,718
  27,000      STMicroelectronics NV                               5,156,394
                                                               ------------
                                                               $  8,113,112
                                                               ------------
              Services (Computer Systems) - 1.7%
  35,000      Ingenico, Inc.                                   $  3,461,525
 112,900      Getronics NV                                        6,738,569
                                                               ------------
                                                               $ 10,200,094
                                                               ------------
              Services (Data Processing) - 1.3%
 120,800      Infonet Services Corp.*                          $  2,038,500
 772,220      Merkantildata ASA                                   5,308,985
                                                               ------------
                                                               $  7,347,485
                                                               ------------
              Total Technology                                 $157,621,522
                                                               ------------
              Utilities - 1.4%
              Electric Companies - 1.4%
 440,000      Union Electrica Fenosa SA                        $  8,435,039
                                                               ------------
              Total Utilities                                  $  8,435,039
                                                               ------------
              Total Common Stocks
              (Cost $423,324,913)                              $561,668,772
                                                               ------------
              WARRANTS - 0.0%
   5,000      Banca Popolare di Bergamo, 3/31/04*              $     90,576
                                                               ------------
              Total Warrants
              (Cost $74,392)                                   $     90,576
                                                               ------------
              TOTAL INVESTMENT IN SECURITIES - 97.8%
              (Cost $429,170,007)(a)                           $571,199,954
                                                               ------------

14    The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

 Principal
   Amount                                                      Value
                 TEMPORARY CASH INVESTMENT - 2.2%
                 Commercial Paper - 2.2%
$12,866,000      CitiCorp Inc., 6.0%, 5/4/00           $  12,866,000
                                                       -------------
                 TOTAL TEMPORARY CASH INVESTMENT
                 (Cost $12,866,000)                    $  12,866,000
                                                       -------------
                 TOTAL INVESTMENT IN SECURITIES AND
                 TEMPORARY CASH INVESTMENT - 100%
                 (Cost $442,036,007)(b)                $ 584,065,954
                                                       =============

*   Non-income producing security.

+ Investment held by Fund representing 5% or more of the outstanding voting stock of such company.

(a) Distribution of investments by country of issue, as a percentage of total equity holdings, is as follows:

    United Kingdom            24.2%
    France                    16.1
    Germany                   10.6
    Switzerland                9.6
    Netherlands                7.9
    Italy                      7.7
    Finland                    7.5
    Sweden                     6.0
    Spain                      5.0
    United States              3.0
    Norway                     1.8
    Portugal                   0.6
                             -----
                             100.0%
                             =====

(b) At April 30, 2000, the net unrealized gain on investments based on cost for federal income tax purposes of $442,036,007 was as follows:

    Aggregate gross unrealized gain for all investments in which
    there is an excess of value over tax cost                        $183,839,759

    Aggregate gross unrealized loss for all investments in which
    there is an excess of tax cost over value                         (41,809,812)
                                                                     ------------
    Net unrealized gain                                              $142,029,947
                                                                     ============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2000, aggregated $193,384,874 and $153,248,061, respectively.

The accompanying notes are an integral part of these financial statements.   15

Pioneer Europe Fund

BALANCE SHEET 4/30/00 (unaudited)


ASSETS:
  Investment in securities, at value (including temporary cash
  investment of $12,866,000) (cost $442,036,007)                  $584,065,954
  Cash                                                                      92
  Receivables -
    Investment securities sold                                      10,081,502
    Fund shares sold                                                 4,061,593
    Dividends, interest and foreign taxes withheld                   1,778,846
  Other                                                                  3,501
                                                                  ------------
      Total assets                                                $599,991,488
                                                                  ------------
LIABILITIES:
  Payables -
    Investment securities purchased                               $  2,459,267
    Fund shares repurchased                                          1,894,664
    Forward foreign currency settlement contracts - net                  8,862
  Due to affiliates                                                    945,842
  Accrued expenses                                                     179,652
                                                                  ------------
      Total liabilities                                           $  5,488,287
                                                                  ------------
NET ASSETS:
  Paid-in capital                                                 $431,329,487
  Accumulated net investment loss                                   (2,168,858)
  Accumulated undistributed net realized gain on investments
     and foreign currency transactions                              23,407,652
  Net unrealized gain on investments                               142,029,947
  Net unrealized loss on forward foreign currency contracts
     and other assets and liabilities denominated in
     foreign currencies                                                (95,027)
                                                                  ------------
      Total net assets                                            $594,503,201
                                                                  ============
NET ASSET VALUE PER SHARE:
  Class A (based on $349,855,782/9,144,871 shares)                $      38.26
                                                                  ============
  Class B (based on $189,474,748/5,197,347 shares)                $      36.46
                                                                  ============
  Class C (based on $51,470,978/1,417,573 shares)                 $      36.31
                                                                  ============
  Class Y (based on $3,701,693/95,660 shares)                     $      38.70
                                                                  ============
MAXIMUM OFFERING PRICE:
  Class A                                                         $      40.59
                                                                  ============

16    The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

STATEMENT OF OPERATIONS (unaudited)
For the Six Months Ended 4/30/00


INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $300,278)      $ 2,733,313
  Interest                                                       486,941
                                                             -----------
      Total investment income                                                $  3,220,254
                                                                             ------------
EXPENSES:
  Management fees                                            $ 2,608,242
  Transfer agent fees
    Class A                                                      441,128
    Class B                                                      279,019
    Class C                                                       87,710
    Class Y                                                          398
  Distribution fees
    Class A                                                      423,190
    Class B                                                      869,431
    Class C                                                      260,613
  Administrative fees                                             75,632
  Custodian fees                                                 203,853
  Registration fees                                               19,934
  Professional fees                                               38,220
  Printing                                                        72,800
  Fees and expenses of nonaffiliated trustees                     14,560
  Miscellaneous                                                   10,544
                                                             -----------
      Total expenses                                                         $  5,405,274
      Less fees paid directly                                                     (33,213)
                                                                             ------------
      Net expenses                                                           $  5,372,061
                                                                             ------------
        Net investment loss                                                  $ (2,151,807)
                                                                             ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
     Investments (including $252,412 realized loss from
       affiliated companies)                                 $23,488,928
     Forward foreign curerncy contracts and other assets
       and liabilities denominated in foreign currencies         (79,925)    $ 23,409,003
                                                             -----------     ------------
  Change in net unrealized gain from:
     Investments                                             $85,024,923
     Forward foreign currency contracts and other assets
       and liabilities denominated in foreign currencies        (111,021)    $ 84,913,902
                                                             -----------     ------------
  Net gain on investments and foreign currency
    transactions                                                             $108,322,905
                                                                             ------------
  Net increase in net assets resulting from
    operations                                                               $106,171,098
                                                                             ============

The accompanying notes are an integral part of these financial statements.   17

Pioneer Europe Fund

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended 4/30/00 and the Year Ended 10/31/99


                                                      Six Months Ended
                                                          4/30/00            Year Ended
                                                        (unaudited)           10/31/99
FROM OPERATIONS:
Net investment income (loss)                           $  (2,151,807)      $      64,643
Net realized gain on investments
  and foreign currency transactions                       23,409,003          16,304,327
Change in net unrealized gain on investments
  and foreign currency transactions                       84,913,902          25,007,483
                                                       -------------       -------------
  Net increase in net assets resulting
   from operations                                     $ 106,171,098       $  41,376,453
                                                       -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ($0.00 and $0.09 per share, respectively)    $     (14,783)      $  (1,013,262)
  Class Y ($0.00 and $0.04 per share, respectively)             (344)             (9,758)
Net realized gain:
  Class A ($1.11 and $0.73 per share, respectively)       (9,227,796)         (7,894,337)
  Class B ($1.11 and $0.73 per share, respectively)       (4,718,142)         (3,614,535)
  Class C ($1.11 and $0.73 per share, respectively)       (1,546,249)         (1,071,435)
  Class Y ($1.11 and $0.73 per share, respectively)         (214,866)           (191,688)
                                                       -------------       -------------
   Total distributions to shareholders                 $ (15,722,180)      $ (13,795,015)
                                                       -------------       -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                       $ 324,995,021       $ 710,992,780
Reinvestment of distributions                             13,588,663          10,819,404
Cost of shares repurchased                              (282,122,458)       (799,643,032)
                                                       -------------       -------------
  Net increase (decrease) in net assets resulting
   from fund share transactions                        $  56,461,226       $ (77,830,848)
                                                       -------------       -------------
  Net increase (decrease) in net assets                $ 146,910,144       $ (50,249,410)
NET ASSETS:
Beginning of period                                      447,593,057         497,842,467
                                                       -------------       -------------
End of period (including accumulated net investment
  loss of $2,168,858 and $1,924, respectively)         $ 594,503,201       $ 447,593,057
                                                       =============       =============

18    The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

                                   '00 Shares      '00 Amount
                                  (unaudited)     (unaudited)        '99 Shares       '99 Amount
CLASS A
Shares sold                         5,907,958    $  227,803,965       16,523,710    $  504,349,032
Reinvestment of distributions         253,766         8,223,628          224,356         6,892,212
Less shares repurchased            (5,483,714)     (210,820,373)     (18,838,071)     (576,240,562)
                                   ----------    --------------      -----------    --------------
  Net increase (decrease)             678,010    $   25,207,220       (2,090,005)   $  (64,999,318)
                                   ==========    ==============      ===========    ==============
CLASS B
Shares sold                         1,759,064    $   67,493,475        2,086,760    $   61,633,662
Reinvestment of distributions         129,888         4,023,933          102,586         3,040,634
Less shares repurchased              (949,498)      (35,467,070)      (2,639,051)      (77,154,350)
                                   ----------    --------------      -----------    --------------
  Net increase (decrease)             939,454    $   36,050,338         (449,705)   $  (12,480,054)
                                   ==========    ==============      ===========    ==============
CLASS C
Shares sold                           803,326    $   28,773,053        4,935,240    $  144,141,809
Reinvestment of distributions          36,484         1,125,892           23,208           685,112
Less shares repurchased              (861,473)      (30,532,739)      (4,888,732)     (143,228,740)
                                   ----------    --------------      -----------    --------------
  Net increase (decrease)             (21,663)   $     (633,794)          69,716    $    1,598,181
                                   ==========    ==============      ===========    ==============
CLASS Y
Shares sold                            23,632    $      924,528           28,302    $      868,277
Reinvestment of distributions           6,580           215,210            6,534           201,446
Less shares repurchased              (130,117)   $   (5,302,276)         (98,056)       (3,019,380)
                                   ----------    --------------      -----------    --------------
  Net decrease                        (99,905)   $   (4,162,538)         (63,220)   $   (1,949,657)
                                   ==========    ==============      ===========    ==============

The accompanying notes are an integral part of these financial statements.   19

Pioneer Europe Fund

FINANCIAL HIGHLIGHTS 4/30/00

                                                           Six Months Ended
                                                               4/30/00    Year Ended
                                                             (unaudited)   10/31/99
CLASS A
Net asset value, beginning of period                           $  31.71    $  29.87
                                                               --------    --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                  $  (0.09)   $   0.12
 Net realized and unrealized gain on investments
  and foreign currency transactions                                7.75        2.54
                                                               --------    --------
   Net increase from investment operations                     $   7.66    $   2.66
Distributions to shareholders:
 Net investment income                                             0.00(b)    (0.09)
 Net realized gain                                                (1.11)      (0.73)
                                                               --------    --------
Net increase in net asset value                                $   6.55    $   1.84
                                                               --------    --------
Net asset value, end of period                                 $  38.26    $  31.71
                                                               ========    ========
Total return*                                                     24.80    %   9.01%
Ratio of net expenses to average net assets+                       1.57%**     1.63%
Ratio of net investment income (loss) to average net assets+      (0.45)%**    0.29%
Portfolio turnover rate                                              57%**       60%
Net assets, end of period (in thousands)                       $349,856    $268,446
Ratios assuming no waiver of management fees by
 PIM and no reduction for fees paid indirectly:
  Net expenses                                                     1.57%**     1.63%
  Net investment income (loss)                                    (0.45)%**    0.29%
Ratios assuming waiver of management fees by
 PIM and reduction for fees paid indirectly:
  Net expenses                                                     1.56%**     1.62%
  Net investment income (loss)                                    (0.44)%**    0.30%



                                                                Year Ended   Year Ended   Year Ended   Year Ended
                                                                 10/31/98     10/31/97     10/31/96    10/31/95(a)
CLASS A
Net asset value, beginning of period                             $  27.60     $  23.25     $ 21.19      $ 19.91
                                                                 --------     --------     -------      -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $   0.10     $   0.04     $  0.11      $  0.12
 Net realized and unrealized gain on investments
  and foreign currency transactions                                  3.72         6.11        3.38         2.57
                                                                 --------     --------     -------      -------
   Net increase from investment operations                       $   3.82     $   6.15     $  3.49      $  2.69
Distributions to shareholders:
 Net investment income                                                  -        (0.22)          -        (0.01)
 Net realized gain                                                  (1.55)       (1.58)      (1.43)       (1.40)
                                                                 --------     --------     -------      -------
Net increase in net asset value                                  $   2.27     $   4.35     $  2.06      $  1.28
                                                                 --------     --------     -------      -------
Net asset value, end of period                                   $  29.87     $  27.60     $ 23.25      $ 21.19
                                                                 ========     ========     =======      =======
Total return*                                                       14.51%       28.30%      17.80%       15.12%
Ratio of net expenses to average net assets+                         1.54%        1.78%       1.94%        1.76%
Ratio of net investment income (loss) to average net assets+         0.47%        0.19%       0.57%        0.59%
Portfolio turnover rate                                                39%          32%         56%          62%
Net assets, end of period (in thousands)                         $315,309     $152,267     $99,915      $78,505
Ratios assuming no waiver of management fees by
 PIM and no reduction for fees paid indirectly:
  Net expenses                                                       1.54%        1.78%       2.00%        2.10%
  Net investment income (loss)                                       0.47%        0.19%       0.51%        0.25%
Ratios assuming waiver of management fees by
 PIM and reduction for fees paid indirectly:
  Net expenses                                                       1.49%        1.77%       1.93%        1.75%
  Net investment income (loss)                                       0.52%        0.20%       0.58%        0.60%

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
(b) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.

20   The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

FINANCIAL HIGHLIGHTS 4/30/00

                                                     Six Months Ended
                                                         4/30/00          Year Ended
                                                       (unaudited)         10/31/99
CLASS B
Net asset value, beginning of period                     $  30.38          $  28.79
                                                         --------          --------
Increase (decrease) from investment operations:
 Net investment loss                                     $  (0.16)         $  (0.18)
 Net realized and unrealized gain on investments
  and foreign currency transactions                          7.35              2.50
                                                         --------          --------
   Net increase from investment operations               $   7.19          $   2.32
Distributions to shareholders:
 Net investment income                                          -                 -
 Net realized gain                                          (1.11)            (0.73)
                                                         --------          --------
Net increase in net asset value                          $   6.08          $   1.59
                                                         --------          --------
Net asset value, end of period                           $  36.46          $  30.38
                                                         ========          ========
Total return*                                               24.32%             8.12%
Ratio of net expenses to average net assets+                 2.38%**           2.48%
Ratio of net investment loss to average net assets+         (1.24)%**         (0.52)%
Portfolio turnover rate                                        57%**             60%
Net assets, end of period (in thousands)                 $189,475          $129,336
Ratios assuming no waiver of management fees by
 PIM and no reduction for fees paid indirectly:
  Net expenses                                               2.38%**           2.48%
  Net investment loss                                       (1.24)%**         (0.52)%
Ratios assuming waiver of management fees by
 PIM and reduction for fees paid indirectly:
  Net expenses                                               2.38%**           2.47%
  Net investment loss                                       (1.24)%**         (0.51)%



                                                        Year Ended   Year Ended   Year Ended   Year Ended
                                                       10/31/98(a)    10/31/97     10/31/96    10/31/95(a)
CLASS B
Net asset value, beginning of period                     $  26.88     $ 22.74      $ 20.92      $19.80
                                                         --------     -------      -------      ------
Increase (decrease) from investment operations:
 Net investment loss                                     $  (0.09)    $ (0.10)     $ (0.04)     $(0.02)
 Net realized and unrealized gain on investments
  and foreign currency transactions                          3.55        5.93         3.29        2.56
                                                         --------     -------      -------      ------
   Net increase from investment operations               $   3.46     $  5.83      $  3.25      $ 2.54
Distributions to shareholders:
 Net investment income                                          -       (0.11)           -       (0.02)
 Net realized gain                                          (1.55)      (1.58)       (1.43)      (1.40)
                                                         --------     -------      -------      ------
Net increase in net asset value                          $   1.91     $  4.14      $  1.82      $ 1.12
                                                         --------     -------      -------      ------
Net asset value, end of period                           $  28.79     $ 26.88      $ 22.74      $20.92
                                                         ========     =======      =======      ======
Total return*                                               13.50%      27.35%       16.82%      14.43%
Ratio of net expenses to average net assets+                 2.35%       2.57%        2.76%       2.49%
Ratio of net investment loss to average net assets+         (0.34)%     (0.55)%      (0.23)%     (0.13)%
Portfolio turnover rate                                        39%         32%          56%         62%
Net assets, end of period (in thousands)                 $135,535     $42,472      $20,228      $8,826
Ratios assuming no waiver of management fees by
 PIM and no reduction for fees paid indirectly:
  Net expenses                                               2.35%       2.57%        2.80%       2.85%
  Net investment loss                                       (0.34)%     (0.55)%      (0.27)%     (0.49)%
Ratios assuming waiver of management fees by
 PIM and reduction for fees paid indirectly:
  Net expenses                                               2.31%       2.55%        2.74%       2.46%
  Net investment loss                                       (0.30)%     (0.53)%      (0.21)%     (0.10)%

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.    21

Pioneer Europe Fund

FINANCIAL HIGHLIGHTS 4/30/00

                                                      Six Months Ended
                                                          4/30/00       Year Ended    Year Ended    Year Ended     1/31/96 to
                                                        (unaudited)      10/31/99     10/31/98(a)   10/31/97(a)     10/31/96
CLASS C
Net asset value, beginning of period                      $ 30.27         $ 28.67       $ 26.73        $22.69        $19.92
                                                          -------         -------       -------        ------        ------
Increase (decrease) from investment operations:
 Net investment loss                                      $ (0.23)        $ (0.13)      $ (0.04)       $(0.12)       $    -
 Net realized and unrealized gain on investments
  and foreign currency transactions                          7.38            2.46          3.53          5.94          2.77
                                                          -------         -------       -------        ------        ------
   Net increase from investment operations                $  7.15         $  2.33       $  3.49        $ 5.82        $ 2.77
Distributions to shareholders:
 Net investment income                                          -               -             -         (0.20)            -
 Net realized gain                                          (1.11)          (0.73)        (1.55)        (1.58)            -
                                                          -------         -------       -------        ------        ------
Net increase in net asset value                           $  6.04         $  1.60       $  1.94        $ 4.04        $ 2.77
                                                          -------         -------       -------        ------        ------
Net asset value, end of period                            $ 36.31         $ 30.27       $ 28.67        $26.73        $22.69
                                                          =======         =======       =======        ======        ======
Total return*                                               24.27%           8.19%        13.70%        27.47%        13.91%
Ratio of net expenses to average net assets+                 2.40%**         2.42%         2.28%         2.49%         2.74%**
Ratio of net investment loss to average net assets+         (1.28)%**       (0.44)%       (0.20)%       (0.52)%       (0.00)%**
Portfolio turnover rate                                        57%**           60%           39%           32%           56%
Net assets, end of period (in thousands)                  $51,471         $43,559       $39,261        $6,266        $1,175
Ratios assuming no waiver of management fees by
 PIM and no reduction for fees paid indirectly:
  Net expenses                                               2.40%**         2.42%         2.28%         2.49%         2.75%**
  Net investment loss                                       (1.28)%**       (0.44)%       (0.20)%       (0.52)%       (0.01)%**
Ratios assuming waiver of management fees by
 PIM and reduction for fees paid indirectly:
  Net expenses                                               2.39%**         2.40%         2.22%         2.46%         2.71%**
  Net investment income (loss)                              (1.27)%**       (0.42)%       (0.14)%       (0.49)%        0.03%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.

22    The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

FINANCIAL HIGHLIGHTS 4/30/00


                                              Six Months Ended
                                                  4/30/00       Year Ended    7/2/98 to
                                               (unaudited)(a)    10/31/99     10/31/98
CLASS Y
Net asset value, beginning of period              $31.97          $29.90      $ 34.63
                                                  ------          ------      -------
Increase (decrease) from investment operations:

  Net investment income (loss)                    $(0.01)         $ 0.35      $  0.07
  Net realized and unrealized gain (loss) on
   investments                                      7.85            2.49        (4.80)
                                                  ------          ------      -------
     Net increase (decrease) from
        investment operations                     $ 7.84          $ 2.84      $ (4.73)
Distributions to shareholders:
  Net investment income                            (0.00)(b)       (0.04)           -
  Net realized gain                                (1.11)          (0.73)           -
                                                  ------          ------      -------
Net increase (decrease) in net asset value        $ 6.73          $ 2.07      $ (4.73)
                                                  ------          ------      -------
Net asset value, end of period                    $38.70          $31.97      $ 29.90
                                                  ======          ======      =======
Total return*                                      25.17%           9.59%      (13.66)%
Ratio of net expenses to average net assets+        1.09%**         1.12%        1.12%**
Ratio of net investment income (loss) to
 average net assets+                               (0.08)%**        0.90%        0.95%**
Portfolio turnover rate                               57%**           60%          39%
Net assets, end of period (in thousands)          $3,702          $6,252      $ 7,738
Ratios assuming reduction for fees paid
 indirectly:
   Net expenses                                     1.09%**         1.12%        1.11%**
   Net investment income (loss)                    (0.08)%**        0.90%        0.96%**

(a) The per share data presented above is based upon the average shares outstanding for period presented.
(b) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   23

Pioneer Europe Fund

NOTES TO FINANCIAL STATEMENTS 4/30/00 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Europe Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers four classes of shares - Class A, Class B, Class C, and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net

Pioneer Europe Fund

    asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross- hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished

Pioneer Europe Fund

NOTES TO FINANCIAL STATEMENTS 4/30/00 (unaudited)                  (continued)

    by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

    As of April 30, 2000, the Fund had no outstanding portfolio hedges. The Fund's gross forward foreign currency settlement contracts receivable and payable were $6,242,107 and $6,250,969, respectively, resulting in a net payable of $8,862 as of April 30, 2000.

D.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

E.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI), earned $48,534 in underwriting commissions on the sale of fund shares during the six months ended April 30, 2000.

F.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of

Pioneer Europe Fund

    accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3).

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C, and Class Y shares can bear different transfer agent and distribution fees.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million; and 0.75% of the excess over $500 million.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At April 30, 2000, $470,826 was payable to PIM related to management fees, administrative fees and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $202,481 in transfer agent fees payable to PSC at April 30, 2000.

4. Distribution Plans

The Fund adopted Plans of Distribution with respect to Class A, Class B and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A

Pioneer Europe Fund

NOTES TO FINANCIAL STATEMENTS 4/30/00 (unaudited)                  (continued)

shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $272,535 in distribution fees payable to PFD at April 30, 2000.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2000, CDSCs in the amount of $383,562 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended April 30, 2000, the Fund's expenses were reduced by $33,213 under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other Funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits.

Pioneer Europe Fund

The average daily amount of borrowings outstanding during the six months ended April 30, 2000 was $29,473. The average daily shares outstanding during the period were 15,159,916 resulting in an average borrowing of less than one cent per share. The related weighted average annualized interest rate for the period was 6.375% and the total interest expense on such borrowings was $950.

7. Affiliated Companies

The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of April 30, 2000:

                                        Dividend
Affiliates  Purchases       Sales        Income         Value
---------------------------------------------------------------------
Biora AB     $-            $165,319      $-          $10,119,886

Pioneer Europe Fund

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                        Officers
John F. Cogan, Jr.              John F. Cogan, Jr., Chairman and
Mary K. Bush                      President
Richard H. Egdahl, M.D.         David D. Tripple, Executive Vice President
Margaret B.W. Graham            Eric W. Reckard, Treasurer
Marguerite A. Piret             Joseph P. Barri, Secretary
David D. Tripple
Stephen K. West
John Winthrop


Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

      Growth Funds
      United States
      Pioneer Growth Shares
      Pioneer Micro-Cap Fund
      Pioneer Mid-Cap Fund
      Pioneer Mid-Cap Value Fund
      Pioneer Science & Technology Fund
      Pioneer Small Company Fund
      Pioneer Tax-Managed Fund

      International/Global
      Pioneer Emerging Markets Fund
      Pioneer Europe Fund
      Pioneer Indo-Asia Fund
      Pioneer International Growth Fund
      Pioneer World Equity Fund

      Growth and Income Funds
      Pioneer Fund
      Pioneer II
      Pioneer Balanced Fund
      Pioneer Equity-Income Fund
      Pioneer Real Estate Shares

      Income Funds
      Taxable
      Pioneer America Income Trust
      Pioneer Bond Fund
      Pioneer High Yield Fund
      Pioneer Limited Maturity Bond Fund
      Pioneer Strategic Income Fund

      Tax-Free
      Pioneer Tax-Free Income Fund

      Money Market Fund
      Pioneer Cash Reserves Fund*


* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

RETIREMENT PLANS FROM PIONEER

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Plans

Individual Retirement Account (IRA)

An IRA is a tax-favored account that allows anyone under age 70-1/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA

The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and is available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.

401(k) Plan

The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $40,000 per year or 25% of pay, whichever is less. Employers may contribute.

SIMPLE (Savings Incentive Match PLan for Employees) IRA Plan

Businesses with 100 or fewer eligible employees can establish a plan; it resembles a traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

403(b) Plan

Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

Simplified Employee Pension Plan (SEP)

SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

Profit Sharing Plan

Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

Age-Weighted Profit Sharing Plan

Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

Money Purchase Pension Plan (MPP)

Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone(SM) gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

90-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

                           This page for your notes.

                           This page for your notes.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, propectuses, applications
and service forms                                          1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                       1-800-225-4321

Retirement plans information                               1-800-622-0176

Telecommunications Device for the Deaf (TDD)               1-800-225-1997


Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                          1-800-225-4240


Our internet e-mail address                          ask.pioneer@piog.com
(for general questions about Pioneer only)


Visit our web site:                                  www.pioneerfunds.com


This report must be preceded or accompanied by a current Fund prospectus.


[logo]    Pioneer Investment Management, Inc.
          60 State Street
          Boston, Massachusetts 02109
          www.pioneerfunds.com

                  8275-00-0600
(Copyright)       Pioneer Funds Distributor, Inc.
[recycle symbol]  Printed on Recycled Paper